UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2021

TKB CRITICAL TECHNOLOGIES 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd, Suite 600

El Segundo, CA 90245

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-426-2055

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	USCTU	The Nasdaq Stock Market, LLC
Class A ordinary share, par value $0.0001 per share	USCT	The Nasdaq Stock Market, LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

TKB Critical Technologies 1 (the “Company,” “TKB”, “we,” “us” or “our”) is filing this Amendment No. 1 to its Current Report on Form 8-K/A to amend and restate the audited balance sheet dated October 29, 2021 (the “Audited Balance Sheet”) originally filed with the Securities and Exchange Commission on November 4, 2021 (the “Original Report”), reflecting receipt of the proceeds upon consummation of its initial public offering and the private placement of warrants.

On February 11, 2022, the audit committee of the board of directors of the Company, after consultation with the Company’s management, concluded that the Company’s Audited Balance Sheet contained an error relating to the value of the Company’s Class A ordinary shares subject to redemption, which should have been recorded as $234,600,000 ($10.20 per share) instead of $230,000,000 ($10.00 per share). In addition, there was a change within the accretion recorded within accumulated deficit (see Note 2). These changes will not have any impact on the Company’s cash position or cash held in the trust account established in connection with the initial public offering.

In light of this error, it was determined that the Audited Balance Sheet should be no longer be relied upon. On February 16, 2022, the Company filed a report on Form 8-K disclosing the non-reliance on the financial statements included in the Original Report. The financial information that was previously filed or otherwise reported in the Original Report is superseded by the information in this Form 8-K/A.

The Company’s management concluded that in light of the error described above, a material weakness exists in the Company’s internal controls over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company intends to describe remediation with respect to such material weakness in more detail in its Annual Report on Form 10-K for the year ended December 31, 2021.

Item 9.01 Financial Statements as Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of October 29, 2021 (As Restated).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKB CRITICAL TECHNOLOGIES 1

By:	/s/ Angela Blatteis
	Name:	Angela Blatteis
	Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: March 11, 2022

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